WRITTEN CONSENT OF PREFERRED MAJORITY HOLDER
December 22, 2017

The undersigned, being the Preferred Majority Holder (as defined below), of ADT Inc., a Delaware corporation (the “Company”), pursuant to Section 228 of the General Corporation Law of the State of Delaware, DOES HEREBY CONSENT to the adoption of, and DOES HEREBY ADOPT, the following resolutions:

WHEREAS, the undersigned, Koch SV Investments, LLC (“Koch”), the sole holder of the 750,000 outstanding Series A Preferred Securities, par value $0.01 per share, of ADT Inc. (the “Company”) (the “Series A Preferred Securities”);

WHEREAS, hereby consents to (a) the Certificate of Amendment of the Certificate of Designation of Series A Preferred Securities (the “A&R Series A Certificate of Designation”) and (b) the Certificate of Amendment of the Certificate of Designation of Series Z Preferred Securities (the “A&R Series Z Certificate of Designation”), each in the form attached hereto as Exhibit A and Exhibit B, respectively, in each case, amending and replacing in the entirety the Certificate of Designation of the Series A Preferred Securities and the Certificate of Designation of the Series Z Preferred Securities of the Company, respectively;

For the avoidance of doubt, except as otherwise contemplated by this Written Consent (including the exhibits attached hereto), (i) Koch, as the Preferred Majority Holder, does not otherwise consent to any other alteration, modification, waiver or amendment to the rights, remedies, powers, privileges or covenants contained in the Series A Preferred Securities, the Series Z Preferred Securities or in any Related Agreement (as defined in each of the A&R Series A Certificate of Designation and the A&R Series Z Certificate of Designation) and (ii) this Written Consent will not be deemed to (a) be consent to any past, current or future waiver or modification of any other term or condition of the Series A Preferred Securities, the Series Z Preferred Securities or any Related Agreement or (b) otherwise prejudice any right or remedy which Koch may now have or may have in the future under or in connection with the Series A Preferred Securities, the Series Z Preferred Securities or any Related Agreement.

[Signature page follows]

    IN WITNESS WHEREOF, this Written Consent is executed as of the date first written above.

PREFERRED MAJORITY HOLDER
KOCH SV INVESTMENTS, LLC

By:	/s/ Brett D. Watson
Name: Brett D. Watson
Title: Vice President